                      AMENDMENT TO TECHNICAL SERVICES AGREEMENT

     THIS AMENDMENT to Technical Services Agreement is made as of the ____ day of December, 1998, by and between AMERICAN CARD TECHNOLOGY, INC., a Delaware corporation ("American Card") and SOFTCHIP TECHNOLOGIES (3000) LTD., a corporation organized under the laws of Israel ("SoftChip").

                                     WITNESSETH:

     WHEREAS, American Card and SoftChip are parties to a technical services agreement dated as of March 7, 1998 (the "Services Agreement"); and

     WHEREAS, American Card and SoftChip desire to designate an escrow agent as set forth in Paragraph 2(a) of the Services Agreement; and

     WHEREAS, pursuant to the Services Agreement, the term thereof is to commence on that date which is the closing of a technology purchase agreement between the parties dated as of March 7, 1998 and subsequently amended (as amended, the Purchase Agreement").

     NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties hereto agree as follows:

     1. American Card and SoftChip each hereby acknowledge and agree that the closing of the Purchase Agreement has been extended, and therefore the commencement of the Services Agreement is likewise extended.

     2. American Card and SoftChip each hereby designate and appoint Cohn, Birnbaum & Shea P.C., although acting as counsel for American Card, as escrow agent (the "Escrow Agent"), and Escrow Agent hereby accepts such appointment, to act in accordance with the terms set forth in Paragraph 2(a) of the Services Agreement.

     3. The Escrow Agent's duties are limited as set forth in Paragraph 2(a) of the Services Agreement, and the Escrow Agent shall have no duties other than those specifically set forth therein and in the escrow agreement to be entered into among the parties (the "Escrow Agreement"). The Escrow Agent shall not be obliged or required to take any action under the Services Agreement or the Escrow Agreement other than those specifically set forth therein unless the specific action to be taken shall be requested in writing, signed by American Card and SoftChip.

     4. The Escrow Agent shall incur no personal liability by reason of its acting as Escrow Agent under the Services Agreement or the Escrow Agreement and the holding of the Fee (as defined in the Services Agreement) for any delivery or misdelivery to any person, except to the extent such action is a willful breach of this Agreement or due to the gross negligence of the Escrow Agent.

     5. In the event any dispute shall arise among the parties to the Services Agreement of the Purchase Agreement, (i) SoftChip consents to the Escrow Agent representing American Card in any such dispute, and (ii) the Escrow Agent shall have the right to pay the Fee into the Superior Court of Cobb County, Georgia, whereupon the Escrow Agent shall be relieved of any further duties, obligations, responsibilities or liabilities under the Services Agreement and the Escrow Agreement. If the Escrow Agent shall institute or shall be joined as a party to any legal proceedings incident to or arising out of or resulting from the Services Agreement or the Escrow Agreement, or by reason of serving in the capacity as Escrow Agent under the Services Agreement or the Escrow Agreement, the Escrow Agent shall be entitled to retain the services of counsel to represent the Escrow Agent in such legal action or in order to analyze and interpret the Services Agreement or the Escrow Agreement and its responsibilities thereunder. American Card and SoftChip, jointly and severally, shall protect, defend, indemnify and hold the Escrow Agent harmless from and against any and all claims, expenses, obligations and liabilities, including attorneys' fees, incurred in connection with the Services Agreement or the Escrow Agreement.

     6. Except as amended hereby, the Services Agreement remains in full force and effect and is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

Signed, Sealed, and Delivered
in the Presence of:                AMERICAN CARD TECHNOLOGY, INC.


                                   By:
------------------------------          ----------------------------

                                        Its
------------------------------

                                   SOFTCHIP TECHNOLOGIES (3000) LTD.


                                   By:
------------------------------          ----------------------------

                                        Its
------------------------------

SOLELY TO EVIDENCE ITS ACCEPTANCE
AS ESCROW AGENT, ONLY WITH RESPECT
TO PARAGRAPH 2(A) OF THE SERVICES AGREEMENT:

COHN, BIRNBAUM & SHEA P.C.



By:
     ------------------------------
     A Member of the Firm